UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2014

Teucrium Commodity Trust
(Exact name of registrant as specified in its charter)

Delaware	001-34765	61-1604355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

232 Hidden Lake Road, Building A Brattleboro, Vermont 05301
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (802) 257-1617

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On November 20, 2014, Teucrium Trading, LLC (the “Sponsor”) announced that its officers and members had authorized a plan to (i) liquidate the Teurcrium Natural Gas Fund (“NAGS”) and the Teucrium WTI Crude Oil Fund (“CRUD” and collectively with NAGS, the “Funds”), (ii) terminate the continuous offering of both NAGS and CRUD, and (iii) deregister the Funds under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and therefore, terminate Teucrium Commodity Trust’s (the “Trust”) obligation to include the Funds on its periodic and current reports with the Securities and Exchange Commission (“SEC”). The Company has submitted written notice to the NYSE Arca, Inc. (“Arca”) of its decision to liquidate the Funds, terminate the offering, and to terminate the Fund’s obligations under the Exchange Act.

The Sponsor intends to file a post-effective amendment on behalf of the Funds to terminate the offering of the registered and unsold shares of NAGS and CRUD. Arca will file a Form 25 with the SEC to effect the withdrawal of the listing of the Funds from Arca as soon as possible. Delisting from Arca will become effective 10 days after the filing date of the Form 25. Provided that the Funds continue to meet the applicable legal requirements, the Sponsor intends to file a Form 15 with the SEC as soon as practicable to suspend the Trust’s duty to include the Funds on its reports under Sections 13(a) and 15(d) of the Exchange Act. The Sponsor expects the termination of registration will become effective 90 days after the date of the filing of the Form 15 with the SEC.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

The Sponsor’s statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results may differ materially from those included in the forward-looking statements. The Sponsor intends for such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and the Sponsor is including this statement for purposes of complying with those safe-harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, intentions and expectations, are generally identifiable by use of the words “expect,” “project,” “may,” “will,” “should,” “could,” “would,” “intend,” “plan,” “propose,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology. The Sponsor’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Copy of Press Release dated November 20, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teucrium Commodity Trust
	By:	Teucrium Trading, LLC, its sponsor

Date: November 19, 2014	By:	/s/ Dale Riker
Name: Dale Riker
Title: Chief Executive Officer